                                                                    EXHIBIT 4(e)

                             WEYERHAEUSER COMPANY
            INCORPORATED UNDER THE LAWS OF THE STATE OF WASHINGTON

    NUMBER                                                            SHARES

- ---------------                                                  ---------------

                                                              SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

CUISP                           PREFERENCE STOCK

This is to certify that
                          ------------------------------------------------------
is the owner of
                 ---------------------------------------------------------------
fully paid and non-assessable shares, of the par value of one dollar ($1.00)
per share, of the                       Preference Stock of WEYERHAEUSER
                   -------------------
COMPANY, transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation, as amended, copies of which are on file with the Corporation, to all of which the holder by acceptance hereof assents.

  Witness the seal of the Corporation and the signatures of its duly authorized officers.

Dated


- ----------------------------                  ----------------------------------
   AUTHORIZED SIGNATURE                               AUTHORIZED SIGNATURE

                             WEYERHAEUSER COMPANY

  THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO
REQUESTS
A STATEMENT OF THE DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE CORPORATION, OR SERIES THEREOF, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MUST BE MADE TO THE OFFICE OF THE SECRETARY OF THE CORPORATION.

  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM -- as tenants in common
  TEN EN  -- as tenants by the entireties
  JT TEN  -- as joint tenants with right of
             suvivorship and not as tenants
             in common


  UNIF GIFT MIN ACT--  ..........Custodian.........
                       (Cust)................(Minor)
                       under Uniform Gifts to Minors
                       Act................
                            (State)

    Additional abbreviations may also be used though not in the above list.


For value received, ___________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

- --------------------------------------


- --------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

                                                                       shares
- ---------------------------------------------------------------------
of the Preference Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

- ---------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated ______________________

                                  ----------------------------------------------
                                  THE SIGNATURE TO THIS ASSIGNMENT MUST
                                  CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                        NOTICE: CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.